UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2020

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2020, Xperi Corporation (the “Xperi”) held a Special Meeting of Stockholders (“Special Meeting”). As of the close of business on April 13, 2020, the record date for the Special Meeting, 50,534,650 shares of Xperi’s common stock, par value $0.001 per share, were outstanding and entitled to vote. A total of 42,208,482 shares of common stock were voted in person or by proxy, representing 83.5% of the shares entitled to be voted, which constituted a quorum to conduct business at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in Xperi’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 22, 2020.

Each of the proposals was approved by the requisite vote of Xperi’s stockholders.

Proposal 1 — To adopt the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, as amended on January 31, 2020, by and among Xperi Corporation, TiVo Corporation, a Delaware corporation (“TiVo”), XRAY-TWOLF HoldCo Corporation, a Delaware corporation, XRAY Merger Sub Corporation, a Delaware corporation, and TWOLF Merger Sub Corporation, a Delaware corporation (such agreement is referred to as the “merger agreement” and such proposal, the “Xperi merger proposal”). Xperi’s stockholders approved the Xperi merger proposal.

For	Against	Abstain
41,852,623	264,601	91,258

Proposal 2 — To approve the adjournment of the Xperi Corporation special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Xperi merger proposal. Xperi’s stockholders approved an adjournment of the Special Meeting, if necessary, but an adjournment was not necessary in light of adoption of the merger agreement.

For	Against	Abstain
39,499,510	2,618,613	90,359

Proposal 3 — To approve, by non-binding, advisory vote, the compensation that may become payable to Xperi’s named executive officers in connection with the consummation of the mergers contemplated by the merger agreement. Xperi’s stockholders approved, by a non-binding advisory vote, the compensation that may become payable to Xperi’s named executive officers in connection with the consummation of the mergers.

For	Against	Abstain
41,476,845	457,031	274,606

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2020	Xperi Corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer